Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 16, 2025 (the “Sixth Amendment Effective Date”), is entered into among RADIUS RECYCLING, INC. (f/k/a SCHNITZER STEEL INDUSTRIES, INC.), an Oregon corporation (the “US Borrower”), SCHNITZER STEEL CANADA LTD., a British Columbia corporation (the “Canadian Borrower”; the Canadian Borrower, together with the US Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the US Lenders party hereto, BANK OF MONTREAL, as the Canadian Lender, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrowers, the US Lenders from time to time party thereto, the Canadian Lender, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, entered into that certain Third Amended and Restated Credit Agreement, dated as of April 6, 2016 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified prior to the Sixth Amendment Effective Date, the “Existing Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Existing Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and

WHEREAS, the parties hereto are willing to amend the Existing Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Amendments to Existing Credit Agreement.  The Existing Credit Agreement is hereby amended as follows (as so amended, the “Amended Credit Agreement”):

(a)         Each of the following defined terms in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Commitments A-1” means the US A-1 Commitments of all the US A-1 Lenders.  The aggregate principal amount of the Aggregate Commitments A-1 in effect on the Sixth Amendment Effective Date is $585,937,500.

“Aggregate Commitments A-2” means the US A-2 Commitments of all the US A-2 Lenders.  The aggregate principal amount of the Aggregate Commitments A-2 in effect on the Sixth Amendment Effective Date is $39,062,500.

“Applicable Percentage” means with respect to any US A-1 Lender or US A-2 Lender, as applicable, at any time, (a) the percentage (carried out to the ninth decimal place) of the Aggregate Commitments A-1 represented by such US A-1 Lender’s US A-1 Commitment at such time, subject to adjustment as provided in Section 2.18, and (b) the percentage (carried out to the ninth decimal place) of the Aggregate Commitments A-2 represented by such US A-2 Lender’s US A-2 Commitment at such time, subject to adjustment as provided in Section 2.18.  If the commitment of each US Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or if the Aggregate Commitments A-1 or Aggregate Commitments A-2, as applicable, have expired, then the applicable Applicable Percentage of each US Lender shall be determined based on the applicable Applicable Percentage of such US Lender most recently in effect, giving effect to any subsequent assignments.  The Applicable Percentage of each US Lender as of the Sixth Amendment Effective Date is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or other documentation pursuant to which such US Lender becomes a party hereto, as applicable.

“EBITDA” means, for any period, for any Person, an amount equal to Net Income of such Person for such period plus (a) the following (without duplication in each case) to the extent deducted in calculating such Net Income: (i) Interest Charges of such Person for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such Person for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Net Income, (iv) other non-recurring expenses (including non-recurring inventory write-downs) of such Person reducing such Net Income which do not represent a cash item in such period or any future period, (v) non-cash expenses of such Person resulting from the application of Statement of Financial Accounting Standards No. 123 (revised), (vi) expenses or charges recorded by such Person in respect of Environmental Liabilities in such period (net of any related recoveries from insurance or other reimbursements in respect thereof recorded in such period), provided, that, the aggregate amount added back to Net Income pursuant to this clause (a)(vi) with respect to Environmental Liabilities other than Willamette River Remediation Obligations shall not exceed $50,000,000 in such period, (vii) any non-recurring fees, expenses or charges related to any issuance of debt or Equity Interests, any Permitted Acquisition or any sale or other transfer of a Disposed Business (in each case, whether or not consummated), (viii) non-cash exchange, translation or performance losses relating to any foreign currency hedging transaction or currency fluctuations, (ix) (A) Productivity Improvement Expenses of such Person during such period, and (B) losses of such Person from Discontinued Operations during such period; provided, that, the aggregate amount added back to Net Income pursuant to this clause (a)(ix) shall not exceed $50,000,000 during the term of this Agreement, (x) any losses realized on Dispositions of assets made pursuant to Sections 7.05(c), 7.05(f), 7.05(h) or 7.05(i) during the applicable period and (xi) all direct legal, regulatory and travel expenses incurred in connection with the RDUS Merger Transaction in the applicable period (provided, that, no such expenses incurred prior to December 1, 2024 shall be included), and minus (b) the following (without duplication) to the extent included in calculating such Net Income: (i) Federal, state, local and foreign income tax credits for such Person during such period, (ii) non-cash exchange, translation or performance gains relating to any foreign currency hedging transaction or currency fluctuations of such Person for such period, (iii) all non-cash items of such Person increasing such Net Income in such period or any future period, and (iv) any gains realized on Dispositions of assets made pursuant to Sections 7.05(c), 7.05(f), 7.05(h) or 7.05(i) during the applicable period; provided, however, that, notwithstanding this clause (b)(iv), it is understood and agreed that an aggregate amount of up to $75,000,000 of gains realized on Dispositions of assets made pursuant to Sections 7.05(c), 7.05(f), 7.05(h) or 7.05(i) may be included in EBITDA after the Fifth Amendment Effective Date and during the remaining term of this Agreement (it being understood that such $75,000,000 amount shall, once included in EBITDA, not refresh (i.e., such amount is not a “per four fiscal quarter period” refreshing amount)) so long as the Compliance Certificate(s) in which such gains are included in the calculation of EBITDA provides a reasonably detailed description of (I) the assets sold in such sale, (II) the net book value of such sold assets and (III) the consideration received by such Person for such sold assets.  For any four fiscal quarter period, any non-cash reversal of a non-recurring fee, expense or charge which had been incurred during the four fiscal quarter period shall be included in Net Income during such period.

“Fee Letter” means each of (a) the letter agreement, dated July 2, 2022, among the US Borrower and BofA Securities, Inc., (b) the letter agreement, dated May 31, 2024, among the US Borrower and BofA Securities, Inc., (c) the letter agreement, dated December 18, 2024, among the US Borrower and BofA Securities, Inc. and (d) the letter agreement, dated May 30, 2025, among the US Borrower and BofA Securities, Inc.

“Fourth Amendment Period” means the period commencing with the fiscal quarter ending May 31, 2024 through and including the fiscal quarter ending February 28, 2026.

(b)       The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

“RDUS Merger Transaction” means the acquisition, directly or indirectly, of the US Borrower and its Subsidiaries by Toyota Tsusho America, Inc., a New York corporation, as contemplated by that certain Agreement and Plan of Merger, dated as of March 13, 2025, by and among the US Borrower, Toyota Tsusho America, Inc., a New York corporation, and TAI Merger Corporation, a Delaware corporation, and the related transactions.

“Sixth Amendment Effective Date” means June 16, 2025.

(c)         In Section 6.01 of the Existing Credit Agreement, (i) the “and” at the end of clause (b) is hereby delated and (ii) new clauses (d), (e) and (f) are added to read as follows:

(d)          commencing with the calendar month ending September 30, 2025, as soon as available, but in any event within 30 days after the end of each calendar month (or in the case of each such calendar month that ends contemporaneously with the end of a fiscal quarter of the US Borrower, within 40 days after the end of each such calendar month), a condensed consolidated balance sheet of the US Borrower and its Subsidiaries as at the end of such month, and the related condensed consolidated statements of income or operations and cash flows for such month and for the portion of the US Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of the US Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and, to the extent applicable, cash flows of the US Borrower and its Subsidiaries, subject only to normal quarter-end entries and adjustments and the absence of certain footnotes;

(e)        together with the delivery of the monthly financial statements required pursuant to clause (d) above (but not commencing until the calendar month ending December 31, 2025), a 13-week cash flow forecast showing projected cash receipts and cash disbursements (including referencing line item sources and uses of cash) of the US Borrower and its Subsidiaries over the immediately succeeding 13‑week period, together with (after the initial month) a reconciliation of actual cash receipts and cash disbursements of US Borrower and its Subsidiaries from the immediately preceding month against the projections for such month and showing any deviations on a cumulative basis (together with a written variance analysis of any negative variances in excess of 15%), in each case, prepared by the US Borrower and in form, and with such detail (including material assumptions), as reasonably acceptable to the Administrative Agent; and

(f)         by December 31, 2025, projections for the fiscal years ending August 31, 2026 and August 31, 2027, which projections shall include forecasts prepared by management of the US Borrower, in form reasonably acceptable to the Administrative Agent, of the condensed consolidated balance sheets and statements of income or operations and cash flows of the US Borrower and its Subsidiaries on, in the case of the fiscal year ending August 31, 2026, a monthly basis and, in the case of the fiscal year ending August 31, 2027, a quarterly basis.

(d)          Section 6.02(a)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) (A) at all times, financial covenant analyses and information with respect to the calculation of the Consolidated Asset Coverage Ratio, the Consolidated Leverage Ratio, the Consolidated Funded Debt to EBITDA Ratio, the Consolidated Fixed Charge Coverage Ratio and the Consolidated Net Funded Debt to EBTIDA Ratio and (B) in addition for any fiscal quarter or fiscal year ending during the Fourth Amendment Period, financial covenant analyses and information with respect to the calculation of the Consolidated Interest Coverage Ratio (whether or not tested pursuant to Section 7.11(d) during such period) and

(e)          A new Section 6.18 is hereby added to the Existing Credit Agreement to read as follows:

6.18        Cooperation with Financial Advisor.  Reasonably cooperate with a financial advisor engaged by the Administrative Agent (or its counsel), which financial advisor shall assist the Administrative Agent, or its counsel, in (among other things) evaluating, validating and providing advice with respect to the operations and financial performance of the US Borrower and its Subsidiaries, and provide access to the US Borrower’ and its Subsidiaries’ facilities, books and records, officers and consultants and provide any information reasonably necessary for such financial advisor to execute on its engagement.  For the avoidance of doubt, the US Borrower shall reimburse the Administrative Agent for fees, costs and expenses associated with its financial advisor; provided, that, no such costs shall be incurred prior to October 1, 2025.

(f)          Section 7.11(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)           Consolidated Asset Coverage Ratio.  Permit the Consolidated Asset Coverage Ratio to be less than 1.00 to 1.00 as of the end of any fiscal quarter of the US Borrower.

(g)          Section 7.11(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)          Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio (A) as of the end of the fiscal quarter of the US Borrower ending May 31, 2024 to be less than 2.00 to 1.00 and (B) as of the end of each of the fiscal quarters of the US Borrower ending February 28, 2025 and February 28, 2026 to be less than 1.25 to 1.00.

(h)          A new paragraph is hereby added to the end of Section 10.07 of the Existing Credit Agreement to read as follows:

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person.

(i)          Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated to read as set forth on Schedule 2.01 attached hereto.

2.           Conditions Precedent.  This Amendment shall be effective upon satisfaction, or waiver, of the following conditions precedent:

(a)     The Administrative Agent’s receipt of executed counterparts of this Amendment, which shall be originals or telecopies (followed promptly by originals), properly executed by a Responsible Officer of each Loan Party, the Required Lenders and the Administrative Agent.

(b)       In connection with the permanent reductions of the Aggregate Commitments A-1 to $585,937,500 and the Aggregate Commitments A-2 to $39,062,500 on the Sixth Amendment Effective Date, which reductions shall be applied to the US A-1 Commitment and US A-2 Commitment, as applicable, of each US Lender according to its Applicable Percentage, the US Borrower shall make such prepayments (accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05 of the Amended Credit Agreement) as are required so that the US A-1 Total Outstandings and the US A-2 Total Outstandings, as applicable, would not exceed the Aggregate Commitments A-1 or the Aggregate Commitments A-2, as applicable.

(c)       (i) Any fees required to be paid on or before the Sixth Amendment Effective Date shall have been paid, and (ii) reimbursement by the Loan Parties for all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Canadian Lender in connection with the preparation, execution and delivery of this Amendment, including all Attorney Costs of the Administrative Agent and the Canadian Lender (paid directly to such counsel if requested by the Administrative Agent or the Canadian Lender, as applicable).

(d)         (i) Completion by the Lenders of a due diligence investigation of the US Borrower and its Subsidiaries in scope, and with results, satisfactory to the Lenders, including, without limitation, OFAC, Foreign Corrupt Practices Act and “know your customer” due diligence, (ii) receipt by the Administrative Agent and the Lenders of documentation and other information requested by the Administrative Agent and the Lenders in order to comply with applicable law, including without limitation, the Patriot Act, and (iii) with respect to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender that so requests, of a Beneficial Ownership Certification in relation to such Borrower.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto.

3.        Payment of Expenses.  The Loan Parties agree to reimburse the Administrative Agent and the Canadian Lender for all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Canadian Lender in connection with the preparation, execution and delivery of this Amendment, including all Attorney Costs of the Administrative Agent and the Canadian Lender (paid directly to such counsel if requested by the Administrative Agent or the Canadian Lender, as applicable).

4.          Miscellaneous.

(a)          The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Amendment is a Loan Document.

(b)       Each Loan Party (i) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the relevant Obligations, and (iii) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the relevant Obligations.

(c)       Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

(d)           Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (C) violate any Law, except in each case referred to in clause (B) or (C) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and no material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any other Person, in each case, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment, other than authorizations, approvals, actions, notices and filings which have been duly obtained; (iv) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Amendment, (A) the representations and warranties of (1) the US Borrower contained in Article V of the Amended Credit Agreement, and (2) each Loan Party contained in each Loan Document, or, in each case, in any document furnished at any time under or in connection therewith, are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(d)(v)(A), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement, and (B) no Default has occurred and is continuing.

(e)         Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Amended Credit Agreement are true and correct as of the Sixth Amendment Effective Date.  Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Amended Credit Agreement.

(f)          Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the holders of the Obligations under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(g)         Subject to Section 10.18 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment.  For the avoidance of doubt, and subject to Section 10.18 of the Amended Credit Agreement, the authorization under this Section 4(g) may include use or acceptance by the Administrative Agent or any Lender Party of a manually signed paper Amendment which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.

(h)         If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)       THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(j)          The terms of Sections 10.14 and 10.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(k)         In consideration of the agreements of the Administrative Agent, each US Lender, the Canadian Lender, each L/C Issuer, and the Swing Line Lender set forth in this Amendment, each Loan Party hereby releases and forever discharges the Administrative Agent, each US Lender, the Canadian Lender, each L/C Issuer, the Swing Line Lender and the Administrative Agent’s, each US Lender’s, the Canadian Lender’s, each L/C Issuer’s, and the Swing Line Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, affiliates and other Related Parties (hereinafter all of the above collectively referred to as the “Lender Group”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which such Loan Party may have or claim to have against any member of the Lender Group (the “Claims”), it being understood that the Loan Parties do not release, discharge or acquit the Lender Group from the obligations specifically set forth in this Amendment and nothing in this Section 4(k) shall be construed to constitute a release of or otherwise apply to a covenant not to sue in respect of any Claims for breach of any obligation by any member of the Lender Group occurring after the date hereof.

Each Loan Party understands, acknowledges and agrees that the release of the Lender Group provided in Section 4(k) hereof includes a waiver of any and all rights and protections the Loan Party may have under Section 1542 of the Civil Code of California (the text of which is below) and any similar statute or law.  Section 1542 of the Civil Code of California provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

By executing this Amendment, each Loan Party intends to (i) waive any and all rights and benefits which they may have under Section 1542 of the Civil Code of California, and any similar statute or law, and (ii) assume the risk of releasing any existing, but as of yet unknown, claims.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	RADIUS RECYCLING, INC. (f/k/a SCHNITZER STEEL INDUSTRIES, INC.),
an Oregon corporation

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President, Chief Treasury Officer and Business Development

SCHNITZER STEEL CANADA LTD.,
a British Columbia corporation

	By:	/s/ Stefano Gaggini
Name: Stefano Gaggini
Title: President

GUARANTORS:	RADIUS RECYCLING, INC. (f/k/a SCHNITZER STEEL INDUSTRIES, INC.),
an Oregon corporation

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President, Chief Treasury Officer and Business Development

AUTO PARTS GROUP SOUTHWEST, LLC,
a Delaware limited liability company

By:	Norprop, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

CASCADE STEEL ROLLING MILLS, INC.,
an Oregon corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

EDMAN CORP.,
an Oregon corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

GENERAL METALS OF TACOMA, INC.,
a Washington corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

JOINT VENTURE OPERATIONS, INC.,
a Delaware corporation

By:	/s/ Brian Souza
Name: Brian Souza
Title: President

MANUFACTURING MANAGEMENT, INC.,
an Oregon corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

METALS RECYCLING L.L.C.,
a Rhode Island limited liability company

By:	Joint Venture Operations, Inc., its Sole Member

	By:	/s/ Brian Souza
Name: Brian Souza
Title: President

NORPROP, INC.,
an Oregon corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

SIXTH AMENDMENT	RADIUS RECYCLING, INC.

PICK A PART, INC.,
a Washington corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

PICK AND PULL AUTO DISMANTLING, INC.,
a California corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

PICK-N-PULL AUTO DISMANTLERS, A CALIFORNIA GENERAL PARTNERSHIP,
a California general partnership

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Member of Management Committee and Vice President

PICK-N-PULL AUTO DISMANTLERS, COLUMBUS, LLC,
a Delaware limited liability company

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

PICK-N-PULL AUTO DISMANTLERS, KANSAS CITY, LLC,
a Delaware limited liability company

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

PICK-N-PULL AUTO DISMANTLERS, LLC,
a California limited liability company

By:	Pick-N-Pull Auto Dismantlers, a California General Partnership, its Sole Manager

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Member of Management Committee and Vice President

SIXTH AMENDMENT	RADIUS RECYCLING, INC.

PICK-N-PULL AUTO DISMANTLERS, NEVADA, LLC,
a Nevada limited liability company

By:	Pick-N-Pull Auto Dismantlers, a California General Partnership, its Sole Manager

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Member of Management Committee and Vice President

PICK-N-PULL AUTO DISMANTLERS, ST. LOUIS, LLC,
a Delaware limited liability company

By:	Norprop, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

PICK-N-PULL AUTO DISMANTLERS, STOCKTON, LLC,
a California limited liability company

By:	Norprop, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

PICK-N-PULL AUTO DISMANTLERS, VIRGINIA BEACH, LLC,
a Delaware limited liability company

By:	Norprop, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

PICK-N-PULL NORTHWEST, LLC,
an Oregon limited liability company

By:	Norprop, Inc., its Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

PROLERIDE TRANSPORT SYSTEMS, INC.,
a Delaware corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

PROLERIZED NEW ENGLAND COMPANY LLC,
a Delaware limited liability company

By:	Proleride Transport Systems, Inc., its Managing Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

ROW52, LLC,
a Delaware limited liability company

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

SCHNITZER FRESNO, INC.,
an Oregon corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

SCHNITZER SOUTHEAST, LLC,
a Georgia limited liability company

By:	Radius Recycling, Inc., its Manager

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President, Chief Treasury Officer and Business Development

SCHNITZER STEEL HAWAII CORP.,
a Delaware corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President and Treasurer

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

SSI BIG SKY LLC,
an Oregon limited liability company

By:	Radius Recycling, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President, Chief Treasury Officer and Business Development

SSI BURBANK LLC,
a Washington limited liability company

By:	Radius Recycling, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President, Chief Treasury Officer and Business Development

SSI NEVADA LLC,
a Nevada limited liability company

By:	Radius Recycling, Inc., its Sole Member

	By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President, Chief Treasury Officer and Business Development

U-PULL-IT, INC.,
a California corporation

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

SCHNITZER STEEL CANADIAN HOLDINGS, INC.

By:	/s/ Stefano Gaggini
Name: Stefano Gaggini
Title: President

SSI SERVICES, LLC (f/k/a SCHN HOLDINGS, LLC),
a Delaware limited liability company

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

SCHNITZER COLUMBUS RECYCLING, LLC,
a Delaware limited liability company

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

SCHNITZER SOUTHEAST HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ W. Brandon Peele
Name: W. Brandon Peele
Title: Vice President

PICK-N-PULL AUTO DISMANTLERS, CHICAGO, LLC,
a Delaware limited liability company

By:	/s/ Stefano Gaggini
Name: Stefano Gaggini
Title: Member of the Management Committee

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Carolen Alfonso
Name:	Carolen Alfonso
Title:	Assistant Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

US LENDERS:	BANK OF AMERICA, N.A.,
as a US A-1 Lender, a US A-2 Lender, the Swing Line Lender, and an L/C Issuer

	By:	/s/ Jeff Olivas
Name:	Jeff Olivas
Title:	Senior Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

JPMORGAN CHASE BANK, N.A.,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Blakely Engel
Name: Blakely Engel
Title: Executive Director

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

KEYBANK NATIONAL ASSOCIATION,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Adam Cebula, Jr.
Name: Adam Cebula, Jr.
Title: Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

PNC BANK, NATIONAL ASSOCIATION,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Senior Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

UMPQUA BANK,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Stephen Sloan
Name: Stephen Sloan
Title: Senior Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Chris Harbutt
Name: Chris Harbutt
Title: Executive Director

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

U.S. BANK NATIONAL ASSOCIATION,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Curt M Steiner
Name: Curt M Steiner
Title: Senior Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

U.S. BANK NATIONAL ASSOCIATION,
successor to MUFG UNION BANK, N.A.,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Curt M Steiner
Name: Curt M Steiner
Title: Senior Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

BANK OF MONTREAL, CHICAGO BRANCH,
as a US A-1 Lender

By:	/s/ Charles Reggie Rice
Name: Charles Reggie Rice
Title: Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

BANNER BANK,
as a US A-1 Lender

By:	/s/ Brandon Seals
Name: Brandon Seals
Title: VP, Syndication Portfolio Manager

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

THE HUNTINGTON NATIONAL BANK,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Austin Halm
Name: Austin Halm
Title: Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

TD BANK, N.A.,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Richard A. Zimmerman
Name: Richard A. Zimmerman
Title: Managing Director

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

WASHINGTON FEDERAL,
as a US A-1 Lender and a US A-2 Lender

By:	/s/ Kent Ikeda
Name: Kent Ikeda
Title: Sr. Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

FIRST HAWAIIAN BANK,
as a US A-1 Lender

By:	/s/ Devon Chow
Name: Devon Chow
Title: Vice President

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

CANADIAN LENDER:	BANK OF MONTREAL
as the Canadian Lender

	By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Managing Director

RADIUS RECYCLING, INC.	SIXTH AMENDMENT

Schedule 2.01

Commitments and Applicable Percentages